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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                            September 22, 2005
                            ------------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))


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Item 5.02:  Change in Principal Officers
----------------------------------------

WESTAMERICA BANCORPORATION REASSIGNS OFFICERS

Effective September 22, 2005, Westamerica Bancorporation reassigned certain officers.

Dennis R. Hansen has been appointed Senior Vice President and Manager, Operations and Systems Administration. Mr. Hansen, born in 1950, had been Senior Vice President and Controller (Principal Accounting Officer) since 1978.

Jennifer J. Finger has been appointed Senior Vice President and Treasurer, with responsibility for mergers and acquisitions and Redwood Merchant Services. Ms. Finger, born in 1954, had been Senior Vice President and Chief Financial Officer since 1997.

Robert A. Thorson has been appointed Senior Vice President and Chief Financial Officer (Principal Financial Officer). Mr. Thorson, born in 1960, joined Westamerica Bancorporation in 1989 and had been Senior Vice President and Treasurer since 2002, and Senior Vice President and Manager of Human Resources from 1995 until 2001.

None of the above officers has an employment agreement or any family relationship with any director or other officer.




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                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    Robert A. Thorson
------------------------------------------------
Robert A. Thorson
Senior Vice President and Chief Financial Officer
September 22, 2005